UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) October 21, 2004



                          FOOTHILL INDEPENDENT BANCORP



             (Exact name of registrant as specified in its charter)



           DELAWARE                        0-11337              95-3815805
------------------------------           ------------       -------------------
 (State or other jurisdiction             (Commission         (IRS Employer
       of incorporation)                  File Number)      Identification No.)




       510 S. GRAND AVENUE                 GLENDORA CA               91741
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code            (626) 963-8551
                                                              --------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13c-4(C) under the Exchange Act (17 CFR 240.13e-4(C))

Item 2.02  Results of Operations and Financial Condition.

         On October 21, 2004, Foothill Independent Bancorp issued a press release announcing its results of operations for the quarter and nine months ended September 30, 2004. A copy of that press release is attached hereto as
Exhibit 99.1.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

                  The following exhibit is filed as part of this report:

                  Exhibit 99.1: Press Release issued October 21, 2004, announcing the consolidated financial results of Foothill Independent Bancorp for the quarter and nine months ended September 30, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FOOTHILL INDEPENDENT BANCORP



Date:  October 21, 2004                    By  /s/  CAROL ANN GRAF
                                               ------------------------
                                                    Carol Ann Graf
                                                Chief Financial Officer

                                INDEX TO EXHIBITS



     EXHIBIT NO.                         DESCRIPTION
--------------------       -----------------------------------------------------
        99.1               Press Release issued on October 21, 2004 announcing
                           results of operations for the quarter and nine months ended September 30, 2004.